                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 22, 2002
                                (Date of report)

                              IDIAL NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          NEVADA                     000-24962                     75-2863583
  (State of Incorporation)    (Commission File Number)         (IRS Employer ID)

                        10800 E. Bethany Drive, Suite 380
                                Denver, CO 80014
                    (Address of principle executive offices)

                                  303-338-5100
              (Registrant's telephone number, including area code)

ITEM 4.1

Change in Registrant's  Certifying Accountant - Ehrhardt Keefe Steiner & Hottman PC

     On  March  15,  2002,  iDial  Networks,  Inc.  ("iDial"  or the  "Company")
dismissed  its  former   independent   auditor,   Kenneth   Lieberman   CPA,  PA
("Lieberman"),  based  on that  such  action  was in the best  interests  of the
Company. Effective as of that date, the Company engaged Ehrhardt Keefe Steiner &
Hottman PC ("EKS&H") as its new independent auditor.

     For 2001 and up until the date of dismissal,  the Company and Lieberman had no disagreements on any matter of accounting principles or practices,  financial statement disclosure,  auditing scope or procedure,  which disagreement,  if not resolved  to the  satisfaction  of  Lieberman,  would  have  caused  it to  make reference  to the subject  matter of the  disagreement  in  connection  with any report or opinion  it might have  issued.  Furthermore,  neither of  Lieberman's reports on the  Company's  financial  statements  contained an adverse  opinion, disclaimer of opinion, or modification or qualification of opinion.

ITEM 7(c).  Exhibits.

Exhibit 16.1      Letter from Lieberman, dated March 15, 2002.

                                    SIGNATURE

     Pursuant  to the  requirements  of  Section  13 or 15(d) of the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                IDIAL NETWORKS, INC.
                                                (Registrant)

                                                /s/ Thomas G. Seifert
                                                   --------------------
                                                By:  Thomas G. Seifert
                                                     Chief Financial Officer